UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2020

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

SPSU Awards

On February 26, 2020, based upon the recommendation of the Compensation Committee, the Board of Directors of the AMC Entertainment Holdings, Inc. (the “Company”) approved a form of Special Performance Stock Unit Award Notice and Agreement (the “Award Agreement”) for the grant of special performance stock units (“SPSUs”) under the AMC Entertainment Holdings, Inc. 2013 Equity Incentive Plan (the “EIP”) and approved awards of SPSUs to Mr. Adam Aron, Mr. John McDonald, and Ms. Elizabeth Frank, as described below, and certain other senior officers.  In addition, the previous grant of performance stock units (“PSUs”) to Mr. Sean Goodman, as described in the Form 8-K filed on October 11, 2019 and amended on October 28, 2019, was cancelled and Mr. Goodman was awarded SPSUs, as described below.

Under the terms of the Award Agreement, SPSUs will vest based upon achieving certain target prices for AMC’s Class A common stock.  Achievement of the target prices will be determined using the volume weighted average closing price of the Company’s Class A common stock over a 20 trading day period (“20-day VWAP”).  Any unvested SPSUs remaining will be forfeited upon expiration.  In exchange for the SPSUs, the participant agrees to a reduction in his or her current base salary, annual incentive bonus opportunity, and annual long-term equity incentive opportunity.  With certain exceptions, subject to the terms of the Award Agreement, the participant’s base salary, annual incentive bonus opportunity, and long-term equity incentive opportunity will be restored to pre-reduced values in the first quarter of 2023.  The participant remains eligible for merit increases to base salary, and the Compensation Committee of the Board of Directors of the Company retains discretion at all times to alter the structure of the annual and long-term incentive programs.  The form Award Agreement is filed as Exhibit 10.1 hereto and incorporated herein by reference.

The SPSUs awarded to and corresponding compensation reductions from Mr. Aron, Mr. McDonald, Ms. Frank, and Mr. Goodman along with cumulative information for other senior officers are summarized below.  Any unvested SPSUs remaining after 10 years will be forfeited.  Other than for newly hired senior officers, including Mr. Goodman, in exchange for the SPSU awards, the current total target compensation of these individuals will be reduced as set forth in the table below.  This compensation decrease is split into thirds and applied evenly as reductions across each of three categories: one-third lowering combined cash salary & cash bonus, one-third lowering annual time vesting restricted stock unit (“RSU”) and one-third lowering annual PSU grant amounts.  The lowered cash salary and cash bonus, as well as the lowered RSU and PSU grant levels, will continue at the new lower levels in each of the coming three years.

Officer	Salary & Bonus Reduction	RSU Reduction	PSU Reduction	Total Target Compensation Reduction	SPSU Grant
Adam Aron	($187,500)	($187,500)	($187,500)	($562,500)	1,500,000
Sean Goodman	N/A	N/A	N/A	N/A	300,000
John McDonald	($47,234)	($47,234)	($47,234)	($141,701)	210,000
Elizabeth Frank	($45,838)	($45,838)	($45,838)	($137,514)	210,000
Other 10 Senior Officers	($300,205)	($300,205)	($300,205)	($900,615)	1,350,000
Total	($580,777)	($580,777)	($580,777)	($1,742,330)	3,570,000

For each executive officer, the SPSU grant is divided into 6 equal tranches with each tranche vesting upon attainment of target prices for AMC’s Class A common stock as set forth below:

Tranche	Target Price (20-day VWAP)
I	$12
II	$16
III	$20
IV	$24
V	$28
VI	$32

Modification of 2018 and 2019 PSU Awards

On February 26, 2020, based upon the recommendation of the Compensation Committee, the Board of Directors of the Company approved a modification to PSUs that were awarded under the EIP in 2018 and 2019 (the “2018 and 2019 PSUs”) to eliminate the net profit performance target threshold.  The 2018 and 2019 PSUs were awarded to the following named executive officers: Mr. Adam Aron, Mr. Craig Ramsey, Mr. John McDonald, Ms. Elizabeth Frank, and Mr. Mark McDonald, as well as other senior officers.  These PSUs vest subject to the attainment of certain financial performance goals over a three-year performance period, as described in the Company’s definitive proxy statement on Schedule 14A in connection with its 2019 Annual Meeting of Stockholders, filed on April 2, 2019 (for the 2018 PSUs), and as will be described in the Company’s definitive proxy statement on Schedule 14A in connection with its 2020 Annual Meeting of Stockholders, to be filed within 120 days after December 31, 2019 (for the 2019 PSUs).

The Board of Directors of the Company determined that the net profit threshold included in the performance goals for the 2018 and 2019 PSUs is not an appropriate condition for the vesting of such PSUs, which are otherwise subject to the attainment of an adjusted EBITDA target and a diluted earnings per share target in order to vest.  The Company is currently evaluating the impact on its consolidated financial statements for the three months ended March 31, 2020.

Release Agreement

On February 28, 2020, the Company entered into a cooperation & release agreement with Mr. Mark McDonald (the “Release”).  The departure of Mr. McDonald, the Company’s now former Executive Vice President, Development, was previously announced in the Form 8-K filed on January 8, 2020.  Mr. McDonald left the Company effective February 28, 2020.

Pursuant to the Release, in exchange for Mr. McDonald’s execution and compliance with the Release and in lieu of any severance benefits under his employment agreement with the Company, Mr. McDonald will receive $800,000.00, less applicable withholding taxes, as severance, and subject to his compliance with the terms of the Release, a special RSU award representing 75,000 shares of stock of the Company, which will be settled in January 2021, subject to applicable tax and other withholdings.  Mr. McDonald is required to provide the Company assistance with respect to pending litigation and investigatory matters arising out of his employment and is bound by a limited two-year non-compete, as described in the Release.  Each of the Company and Mr. McDonald provide mutual releases, subject to certain exceptions described in the Release.  The Release is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
10.1	Form of Special Performance Stock Unit Award Notice and Agreement under the AMC Entertainment Holdings, Inc. 2013 Equity Incentive Plan.
10.2

Cooperation & Release Agreement, dated as of February 28, 2020, by and between Mark A. McDonald and American Multi-Cinema, Inc., on behalf of itself and its divisions, subsidiaries, parents, and affiliated companies, past and present.

104	Cover Page Interactive Data File – The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has du1y caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: March 3, 2020	By:	/s/ Sean D. Goodman
Sean D. Goodman
Executive Vice President and
Chief Financial Officer

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